BancAnalysts Association of Boston Conference November 2, 2012 Exhibit 99

This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving
M&T’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,”
“prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-
looking statements.
On August 27, 2012, M&T Bank Corporation, a New York corporation (“M&T”), entered into an Agreement and Plan of Merger (the
“Merger Agreement”) with Hudson City Bancorp, Inc., a Delaware corporation (“Hudson City”) and Wilmington Trust Corporation, a
Delaware corporation and a wholly owned subsidiary of M&T (“WTC”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Hudson City will merge with and into WTC, with WTC continuing as the surviving entity (the
“Merger”). In addition to factors previously disclosed in M&T’s reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by M&T and
Hudson City shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the
M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets;
inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices;
customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.
Disclaimer

Toronto
Rochester
Syracuse
Buffalo
NEW YORK
Albany
PENNSYLVANIA
Pittsburgh
Harrisburg
New York
Philadelphia
Wilmington
Baltimore
VIRGINIA
Richmond
N
0
50
100
MILES
M&T Retail Branch
M&T Commercial Office
Footprint
Major Roadway

M&T Bank

Top 20 US-based full-service commercial
bank holding company by assets and Top
15 by market cap
Founded in 1856
$81 billion total assets
728 domestic branches and more than
2,000 ATMs
14,967 employees located in New York,
Maryland, Pennsylvania, Washington,
D.C., Virginia, West Virginia and Delaware
Over 2 million consumer/retail household
customers
207,000 commercial customers
As of 09/30/12
M&T Bank Corporate Profile

4 Financial Update Outlook / Hudson City Overview of M&T Bank Today’s Agenda

5 Financial Update

Strong 3Q12 Earnings Results
GAAP Earnings
2006 2007 2008 2009 2010 2011
1Q12 2Q12 3Q12
Net Income ($MM) 839 654 556 380 736 859 206 233 293
EPS ($ per share) 7.37 5.95 5.01 2.89 5.69 6.35 1.50 1.71 2.17
Net Operating Earnings
Net Operating Income ($MM) 881 704 599 455 755 884 218 247 302
Net Operating EPS ($ per share) 7.73 6.40 5.39 3.54 5.84 6.55 1.59 1.82 2.24
Net Operating Income and Net Operating EPS are non-GAAP financial measures (Excludes merger-related gains and expenses and amortization expense associated with intangible assets).  Refer to the Appendix for a reconciliation between these measures and GAAP.

Strong 3Q12 Earnings Results
(continued)
Average loans up 10%
annualized from 2Q12
•
Includes 10%
annualized growth in C&I loans
•
Residential real estate loans up by $1.1 billion
End-of-period loans up 8%
annualized from 2Q12
Average core deposits increased an annualized
9%
from 2Q12

Key Ratios
Superior
pre-credit
earnings
Strong
credit
through
crisis
Focused
on returns
Consistent
capital
generation
2006 2007 2008 2009 2010 2011 1Q12 2Q12 3Q12
Net Interest Margin 3.70% 3.60% 3.38% 3.49% 3.84% 3.73% 3.69% 3.74% 3.77% 3.73%
Efficiency Ratio - Tangible
(1)
51.51%
52.77% 54.35% 56.50% 53.71% 60.43% 61.09% 56.86% 53.73% 57.11%
Pre-tax, Pre-provision Earnings ($MM)
(1)
1,312 1,156 1,152 1,123 1,461 1,495 357 412 492 1,262
Allowance to Loans (As At) 1.51%
1.58% 1.61% 1.69% 1.74% 1.51% 1.49% 1.46% 1.44% 1.44%
Net Charge-Offs to Loans 0.16%
0.26% 0.78% 1.01% 0.67% 0.47% 0.32% 0.34% 0.26% 0.31%
Net Operating Return on
Tangible Assets
(2)
1.67% 1.27% 0.97% 0.71% 1.17% 1.26% 1.18% 1.30% 1.56% 1.35%
Tangible Common Equity
(2)
29.55% 22.58% 19.63% 13.42% 18.95% 17.96% 16.79% 18.54% 21.53% 19.03%
Common Equity to Assets - Tangible
5.84% 5.01% 4.59% 5.13% 6.19% 6.40% 6.51% 6.65% 7.04%
[3]
7.04%
[3]
Tier 1 Common Capital Ratio 6.42%
5.62% 6.08% 5.66% 6.51% 6.86% 7.04% 7.15% 7.47%
[3]
7.47%
[3]
Tier 1 Capital Ratio 7.74%
6.84% 8.83% 8.59% 9.47% 9.68% 9.85% 9.92% 10.22%
[3]
10.22%
[3]
Total Capital Ratio 11.78% 11.18% 12.83% 12.30% 13.08% 13.26% 13.43% 13.29% 13.56%
[3]
13.56%
[3]
Leverage Ratio
7.20% 6.59% 8.35% 8.43% 9.33% 9.28% 9.53% 9.49% 9.82%
[3]
9.82%
[3]
TBV per Share 28.57 27.98 25.94 28.27 33.26 37.79 38.89 40.52 42.80 42.80
3Q'12 YTD
(1) The Efficiency Ratio and Pre-tax, Pre-provision Earnings are non-GAAP financial measures.  A reconciliation of GAAP to non-
GAAP financial measures is available in the appendix.  The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-
related gains).
(2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets.
(3)
Preliminary estimates.  Capital ratio estimates are preliminary until Q3 2012 FRY9C report is filed.

M&T Faring Well Against Industry Headwinds
Loan growth H8 growth - slow to moderate; M&T aided by Upstate NY opportunity
Net interest
margin
NIM pressures persist; M&T stable
Fee revenue Refi-driven mortgage strength; M&T benefiting from
Wilmington Trust & mortgage servicing
Credit Stabilizing; M&T stable at lower level
Expenses Regulatory headwinds; M&T benefiting from Wilmington
Trust merger synergies
Capital Industry capital at high level via share issuance; M&T building capital through earnings

10 Offsets to Margin Pressures from Low Rates 4.23 4.01 3.59 3.58 3.52 3.54 3.0 3.5 4.0 4.5 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 1Q'12 2Q'12 3Q'12 MTB Peer Median 3.73 3.69 3.74 3.77

Carrying Amount of Purchased Loan Portfolio as of September 30, 2012
Accretable Difference Rollforward
1
Disclosures on Acquired Loans in 10-K & 10-Q
(1)   As disclosed in M&T Bank’s 2011 SEC Form 10-K (page 117), 1Q12 SEC Form 10-Q (page 14), 2Q12 SEC Form 10-Q (page 15), and
3Q12 SEC Form 10-Q (when filed ).
($ millions)
Total
Commercial, financial, leasing, etc. 977 $
Commercial real estate 2,963
Residential real estate 743
Consumer 1,700
Total 6,383 $
($ millions)
2011 1Q12 2Q12 3Q12
Balance at beginning of period 457 $        839 $        770 $        789 $
Additions 688           -            -            -
Interest Income (295)          (81)            (90)            (87)
Reclassified from (to) nonaccretable balance, net 11             -            140           -
Other (22)            12             (31)            1
Balance at end of period 839 $        770 $        789 $        703 $

Wilmington Trust & Near-term Mortgage Strength Bolster Fees
• Significant increase
in contribution from
Trust/Investments
• Reduces reliance
on businesses
facing regulatory
reform headwinds
1Q11 3Q11
Note: Data reflects M&T’s reported fee income excluding securities gains/losses.
Components of Fee Income
Fee Income % of Total Revenue, QTD 9/30/12
Note: Data reflects M&T’s reported operating results; Peer data excludes securities gains/losses and non-recurring income per SNL Financial
3Q12
38%
15%
32%
Trust and Wealth
Management
Service Fees
Mortgage
Other
34%
32%
10%
24%
29%
25%
24%
22%
15%
41%
38%
34%
-10%
0%
10%
20%
30%
40%
50%
60%
Peer 1 Peer 2 MTB Peer 3 Peer 4 Peer 5 MTB Peer 6 MTB Peer 7 Peer 8 Peer 9 Peer 10 Peer 11

Efficiency Ratio
The Efficiency Ratio is a non-GAAP financial measure. M&T’s Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains from securities transactions and merger-related gains).  Refer to the Appendix for a reconciliation of the Efficiency Ratio with GAAP.
All Peer bank data as noted by SNL Financial; non-recurring income/expenses excluded from efficiency ratio as noted by SNL.
Wilmington Trust cost synergies / mortgage strength
mitigate increased environment costs
51.53%
61.09%
56.86%
57.78%
65.02%
65.32%
62.70%
45%
50%
55%
60%
65%
70%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 1Q12 2Q12 3Q12
MTB Peer Median
53.73%

1178%
437%
434%
409% 408%
364%
350%
309%
303%
219%
184%
98%
Peer Median 357%
0%
200%
400%
600%
800%
1000%
1200%
MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11
0.62
1.18
1.38
1.46
1.62
1.64
1.75
2.11
2.15
2.17
2.89
4.46
Peer Median 1.70
0.0
1.0
2.0
3.0
4.0
5.0
Peer 1 Peer 2 Peer 3 Peer 4 MTB Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11
6.0
5.5
3.8
3.1
3.1
2.0
2.0
1.9
1.7
1.5
1.1 1.1
Peer Median 2.0
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
Peer 1 MTB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11
0.26
0.39
0.42
0.72
0.74
0.85
1.00
1.08
1.36
1.60
1.74
1.95
Peer Median 0.93
0.0
0.5
1.0
1.5
2.0
2.5
MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11
NPA % of Total Loans & OREO – 3Q’12 Pre-tax Pre-provision Income to Net Charge-Offs – 3Q’12
NCOs % of Avg Loans – 3Q’12
Reserve Coverage of NCOs (in years) – 3Q’12
Source: GAAP data as of September 30, 2012
M&T’s Credit Metrics are Best-in-Class

15 Outlook / Update on Hudson City Merger

Expect stable NIM over remainder of 2012
• FY 2012 NIM (3.73%) consistent with FY 2011
Loan pipeline (ex. Mortgage) remains healthy
• Resumed sale of mortgage originations in 3Q12
Mortgage originations for sale remain strong over near term
Expect expenses will be well controlled through the remainder of the year
Outlook Consistent with Remarks on October earnings call

Submitted regulatory applications
Draft S-4/Registration Statement filed with SEC
Meetings with counterparts at HCBK to plan integration
Have begun recruiting commercial bankers for NJ footprint
Update on Hudson City merger

18 Overview of M&T Bank

Toronto
Rochester
Syracuse
Buffalo
NEW YORK
Albany
PENNSYLVANIA
New York
Pittsburgh
Harrisburg
Philadelphia
Wilmington
Baltimore
VIRGINIA
Richmond
N
0
50
100
MILES
M&T Retail Branch
M&T Commercial Office
Footprint
Major Roadway

Top 20 US-based full-service commercial
bank holding company by assets and Top
15 by market cap
Founded in 1856
$81 billion total assets
728 domestic branches and more than
2,000 ATMs
14,967 employees located in New York,
Maryland, Pennsylvania, Washington,
D.C., Virginia, West Virginia and Delaware
Over 2 million consumer/retail household
customers
207,000 commercial customers
As of 09/30/12
M&T Bank Corporate Profile

M&T:  A “Super-Community Bank”
We provide banking services in communities where we live
and work
We focus on carefully underwritten lending, based on local
knowledge
We take a prudent approach to acquisitions – we grow when
and where it makes sense
We view our long-tenured and engaged employees as key to
our success
The result is a history of above-average shareholder returns
Our approach is simple:

Westminster Community Charter School

United Way Day of Caring in Baltimore

Gettysburg Visitor Center

Commitment to Our Communities
Charitable Giving
Donated more than $147 million to community-based organizations over the past 10 years
Community Investment
Earned highest possible Community Reinvestment Act rating on every exam since 1982
Volunteerism
In the first half of 2012, over 3,600 M&T employees reported volunteering their time with over 1,200
Consistent and Conservative Lending
Winner of 14 2011 Greenwich Excellence Awards for small business banking
#1 SBA lender in core Mid-Atlantic markets of Baltimore, Wilmington, Washington, DC and th
community and not-for-profit organizations, logging more than 30,000 volunteer hours
Philadelphia and Upstate New York markets of Binghamton, Buffalo, Syracuse and Rochester – ranked
6 nationally

#1 Small Business Administration
Lender in:
Baltimore
Binghamton
Buffalo
Philadelphia
Rochester
Syracuse
Washington, DC
Wilmington
Ranked 6 Nationally
Ranked 3 in Eastern U.S.
#1 market share for lead bank
relationships
among middle market clients in:
(1)
Baltimore
Binghamton
Buffalo
Harrisburg
Northern Pennsylvania
Rochester
Syracuse
State of Maryland overall
State of Delaware overall
#1 or #2 deposit market share
in 8 of top 10 communities:
#2 in Baltimore
#1 in Binghamton
#1 in Buffalo
#2 in Harrisburg
#1 in Rochester
#1 in Syracuse
#1 Wilmington / State of Delaware
(2)
#1 in York
Strong Presence In Our Communities
We lend in the markets where we live and work to people and enterprises whom we know th
rd
(1) Independent 3    party market research
(2) Reflects in-market deposits only
rd

quarters
Since 1983, when Chairman Robert Wilmers came to M&T, achieved compound annual growth in operating earnings per share of 17%
M&T is the only commercial bank in S&P 500 not to cut dividend and execute dilutive equity offering during the financial crisis
Over 17% annualized total return to
shareholders from 1983 through 9/30/12
21    highest annual total return to
shareholders among the universe of 687 US-
based stocks that have traded continuously
since 1980
M&T’s stock has outperformed the S&P
Bank Index by 26%, 46% and 61% over the
3-, 5-, and 10-year periods ending 9/30/12
Highest stock price appreciation among
100 largest banks in 1983, of which only 23
remain today
A History of Above-Average Shareholder Returns
Our “super-community bank” model is validated through our long-term results
M&T has been profitable in every quarter of the last 36 years – 145 consecutive st

BancAnalysts Association of Boston Conference November 2, 2012

Appendix

Reconciliation of GAAP and Non-GAAP Measures
Net Income
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q12 2Q12 3Q12 2012 YTD
$'s in millions
Net income
$268.2 $353.1 $456.7 $573.9 $722.5 $782.2 $839.2 $654.3 $555.9 $379.9 $736.2 $859.5 $206.5 $233.4 $293.5 $733.3
Intangible amortization*
56.1 99.4 32.5 47.8 46.1 34.7 38.5 40.5 40.5 39.0 35.3 37.6 10.2 9.7 8.6 28.5
Merger-related items*
16.4 4.8 - 39.2 - - 3.0 9.1 2.2 36.5 (16.3) (12.8) 1.7 4.3 - 6.0
Net operating income
$340.7 $457.3 $489.2 $660.9 $768.6 $816.9 $880.7 $703.8 $598.6 $455.4 $755.2 $884.3 $218.4 $247.4 $302.1 $767.9
Pre-Tax, Pre-Provision
Income
Net Income for EPS
$268.2 $353.1 $456.8 $573.9 $722.5 $782.2 $839.2 $654.3 $555.1 $332.0 $675.9 $781.8 $188.2 $214.7 $273.9 $676.8
Preferred Div., Amort. of Pref. Stock
& Unvested Stock Awards
$0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.8 $47.9 $60.3 $77.7 $18.2 $18.7 $19.6 $56.5
Income Taxes
$154.1 $198.5 $219.1 $276.8 $344.0 $388.7 $392.4 $309.2 $183.9 $139.4 $356.6 $365.1 $102.0 $118.8 $153.0 $373.8
GAAP Pre-tax Income
$422.3 $551.6 $675.9 $850.7 $1,066.5 $1,170.9 $1,231.6 $963.5 $739.8 $519.3 $1,092.8 $1,224.6 $308.4 $352.2 $446.4 $1,107.1
Provision for credit losses
38.0 103.5 122.0 131.0 95.0 88.0 80.0 192.0 412.0 604.0 368.0 270.0 49.0 60.0 46.0 155.0
Pre-Tax, Pre-Provision Income
$460.3 $655.1 $797.9 $981.7 $1,161.5 $1,258.9 $1,311.6 $1,155.5 $1,151.8 $1,123.3 $1,460.8 $1,494.6 $357.4 $412.2 $492.4 $1,262.1
Earnings Per Share
Diluted earnings per share
$3.24 $3.58 $4.78 $4.95 $6.00 $6.73 $7.37 $5.95 $5.01 $2.89 $5.69 $6.35 $1.50 $1.71 $2.17 $5.37
Intangible amortization*
0.67 1.00 0.34 0.41 0.38 0.30 0.33 0.37 0.36 0.34 0.29 0.31 0.08 0.08 0.07 0.22
Merger-related items*
0.20 0.05 - 0.34 - - 0.03 0.08 0.02 0.31 (0.14) (0.10) 0.01 0.03 - 0.05
Diluted net operating
earnings per share
$4.11 $4.63 $5.12 $5.70 $6.38 $7.03 $7.73 $6.40 $5.39 $3.54 $5.84 $6.55 $1.59 $1.82 $2.24 $5.64
Efficiency Ratio
$'s in millions
Non-interest expenses
$718.6 $980.6 $961.6 $1,448.2 $1,516.0 $1,485.1 $1,551.7 $1,627.7 $1,727.0 $1,980.6 $1,914.8 $2,478.1 $639.7 $627.4 $616.0 $1,883.1
less: intangible amortization
69.6 121.7 51.5 78.2 75.4 56.8 63.0 66.5 66.6 64.3 58.1 61.6 16.8 15.9 14.1 46.8
less: merger-related expenses
26.0 8.0 - 60.4 - - 5.0 14.9 3.5 89.2 0.8 83.7 2.7 7.2 - 9.9
Non-interest operating expenses
$623.0 $850.9 $910.1 $1,309.6 $1,440.6 $1,428.3 $1,483.7 $1,546.3 $1,656.8 $1,827.2 $1,856.0 $2,332.8 $620.2 $604.3 $601.9 $1,826.5
Tax equivalent revenues
$1,189.4 $1,653.3 $1,773.6 $2,446.2 $2,694.9 $2,761.3 $2,883.1 $2,804.1 $2,900.6 $3,125.7 $3,399.6 $3,998.6 $1,003.8 $1,046.3 $1,115.0 $3,165.1
less: gain/(loss) on sale of securities
(3.1) 1.9 (0.6) 2.5 2.9 1.2 2.6 1.2 34.4 1.2 2.8 150.2 0.05 (0.4) 0.4 0.0
less: net OTTI losses recognized
- - - - - (29.4) - (127.3) (182.2) (138.3) (86.3) (77.0) (11.5) (16.2) (5.7) (33.3)
less: merger-related gains
- - - - - - - - - 29.1 27.5 64.9 - - - -
Denominator for efficiency ratio
$1,192.5 $1,651.4 $1,774.2 $2,443.7 $2,692.0 $2,789.5 $2,880.5 $2,930.2 $3,048.4 $3,233.7 $3,455.6 $3,860.5 $1,015.3 $1,062.9 $1,120.3 $3,198.4
Net operating efficiency ratio
52.3% 51.5% 51.3% 53.6% 53.5% 51.2% 51.5% 52.8% 54.4% 56.5% 53.7% 60.4% 61.1% 56.9% 53.7% 57.1%
*Net of tax

Reconciliation of GAAP and Non-GAAP Measures
Average Assets 2006 2007 2008 2009 2010 2011 1Q12 2Q12 3Q12 2012 YTD
$'s in millions
Average assets 55,839 $ 58,545 $ 65,132 $ 67,472 $ 68,380 $ 73,977 $ 78,026 $ 80,087 $ 80,432 $ 79,518 $
Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525)
Core deposit and other
intangible assets (191) (221) (214) (191) (153) (168) (168) (151) (136) (152)
Deferred taxes 38 24 30 33 29 43 48 44 39 44
Average tangible assets 52,778 $ 55,415 $ 61,755 $ 63,921 $ 64,731 $ 70,327 $ 74,381 $ 76,455 $ 76,810 $ 75,885 $
Average Common Equity
$'s in millions
Average common equity 6,041 $   6,247 $   6,423 $   6,616 $   7,367 $   8,207 $   8,510 $   8,668 $   8,919 $   8,700 $
Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525)
Core deposit and other
intangible assets (191) (221) (214) (191) (153) (168) (168) (151) (136) (152)
Deferred taxes 38 24 30 33 29 43 48 44 39 44
Average tangible common equity 2,980 $   3,117 $   3,046 $   3,065 $   3,718 $   4,557 $   4,865 $   5,036 $   5,297 $   5,067 $

Important Additional Information
In connection with the Merger, M&T Bank Corporation (“M&T”) filed with the U.S. Securities and Exchange Commission
(the “SEC”) on October 15, 2012 a Registration Statement on Form S-4 that includes a preliminary Joint Proxy Statement of
M&T and Hudson City Bancorp, Inc. (“Hudson City”) and a preliminary Prospectus of M&T (together with the Joint Proxy
Statement, as amended, the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF M&T AND HUDSON CITY ARE URGED TO READ THE REGISTRATION
STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER
RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE
DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about M&T and Hudson
City, may be obtained at the SEC’s Internet site (http://www.sec.gov). You are also able to obtain these documents, free of charge, from M&T at www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” and then under “SEC Filings” or from Hudson City by accessing Hudson City’s website at www.hcsbonline.com under the heading
“Investor Relations.” Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5445.
M&T and Hudson City and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of M&T and Hudson City in connection with the Merger. Information about the directors and executive officers of M&T and their ownership of M&T common stock is set forth in the proxy statement for
M&T’s 2012 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 7, 2012. Information about the directors and executive officers of Hudson City and their ownership of Hudson City common stock is set forth in the proxy statement for Hudson City’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March
19, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the Merger.
Free copies of this document may be obtained as described in the preceding paragraph.